I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	10/31/2009	10/31/2009	10/31/2009	10/31/2009	10/31/2009
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	6,405.62	0	4,400,343.54	2,366.99	220.93

2. LESS: Total Prior Disbursements	4,437,035.44	16.00	4,400,359.54	0	0

3. Beginning Balance	9,030,398.32	(16.00)	311.00	4,289,963.97	530,460.21

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	4,149.28	16.00	3,219,454.71	2,191.89	22.08

TOTAL RECEIPTS	4,149.28	16.00	3,219,454.71	2,191.89	22.08

5. BALANCE	9,034,547.60	0	3,219,765.71	4,292,155.86	530,482.29

6. LESS: Disbursements
Transfers to other DIP Accounts	3,218,618.71	116.00	991.00	0	0
Disbursements	419,611.68	0	3,218,579.71	0	530,460.21

TOTAL Disbursements	3,638,230.39	116.00	3,219,570.71	0	530,460.21

7. Ending Balance	5,396,317.21	(116.00)	195.00	4,292,155.86	22.08

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	10/31/2009	10/31/2009	10/31/2009
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	Total
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC
1. Total Prior Receipts	3,050.00	3,129.28	7,250.00	4,422,766.36

2. LESS: Total Prior Disbursements	1,065.00	0	0	8,838,475.98

3. Beginning Balance	2,395.61	5,079,528.15	8,901.20	18,941,942.46

4. Receipts During Current Period
A/R - Post Filing	3,000.00	0	38,200.00	41,200.00
A/R - Pre Filing	0	0	0	0
General Sales	1,025.76	0	0	1,025.76
Intercompany Receipts	0	3,235.59	0	3,229,069.55

TOTAL RECEIPTS	4,025.76	3,235.59	38,200.00	3,271,295.31

5. BALANCE	6,421.37	5,082,763.74	47,101.20	22,213,237.77

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	3,219,725.71
Disbursements	6,394.00	0	733.50	4,175,779.10

TOTAL Disbursements	6,394.00	0	733.50	7,395,504.81

7. Ending Balance	27.37	5,082,763.74	46,367.70	14,817,732.96

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/31/2009	21621	845 S. Flower Street, LLC	112950087	102109	rjai	Rolf Jensen & Associates, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	27,364.43	27,364.43
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096330	sis	Special Inspection Sevices, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	1,400.00	1,400.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096331	v0000707	SimplexGrinnell, LP	Pymt by Wire for Construction Services 10/2009	0.00	540.00	540.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096332	iaco	Iacobellis & Associates, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	5,163.79	5,163.79
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096333	v0000039	GPS Security	Pymt by Wire for Construction Services 10/2009	0.00	10,000.00	10,000.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096334	v0000606	Construction Consultants	Pymt by Wire for Construction Services 10/2009	0.00	1,900.00	1,900.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096335	v0000607	Legacy Partners Residential, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	29,577.89	29,577.89
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096336	kmi	KMI Building Industry & Solid	Pymt by Wire for Construction Services 10/2009	0.00	1,725.00	1,725.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096337	v0000620	TechnoGym USA Corp.	Pymt by Wire for Construction Services 10/2009	0.00	4,526.47	4,526.47
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096338	csalter	Charles M Salter Associates, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	5,040.00	5,040.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096339	v0000471	C2 Reprographics, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	4,418.00	4,418.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096340	fine	Fine Line Systems	Pymt by Wire for Construction Services 10/2009	0.00	450.00	450.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096341	v0000708	Olwyn Kingery	Pymt by Wire for Construction Services 10/2009	0.00	5,163.00	5,163.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	30096342	geo	GeoDesign, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	729.00	729.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4303	v0000110	ACCO Engineered Systems	Pymt by Wire for Construction Services 10/2009	0.00	239,546.00	239,546.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4310	awri	Angelus Waterproofing & Restoration, Inc	Pymt by Wire for Construction Services 10/2009	0.00	61,378.86	61,378.86
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4317	v0000289	Architectural Glass & Aluminum Co, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	107,013.00	107,013.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4330	v0000350	Bapko Metal, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	51,361.00	51,361.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4337	v0000630	Certified Swimming Pools	Pymt by Wire for Construction Services 10/2009	0.00	39,444.47	39,444.47
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4343	v0000621	Complete Door System	Pymt by Wire for Construction Services 10/2009	0.00	161,682.76	161,682.76
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4348	dkmech	D/K Mechanical Contractors, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	123,022.00	123,022.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4350	v0000035	Helix Electric, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	80,700.08	80,700.08
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4354	v0000677	Hi Teck Construction	Pymt by Wire for Construction Services 10/2009	0.00	50,970.60	50,970.60
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4357	v0000662	Integrity Sheet Metal	Pymt by Wire for Construction Services 10/2009	0.00	20,011.50	20,011.50
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4363	kcs	Kajima Construction Services, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	326,505.37	326,505.37
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4415	v0000439	Martin Brothers Marcowall, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	458,585.00	458,585.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4419	v0000043	dba Cookson Door Sales	Pymt by Wire for Construction Services 10/2009	0.00	116,291.70	116,291.70

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4425	v0000241	Mitsubishi Electric & Electronics	Pymt by Wire for Construction Services 10/2009	0.00	5,027.40	5,027.40
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4433	v0000617	Pacific Pride Corporation	Pymt by Wire for Construction Services 10/2009	0.00	35,644.27	35,644.27
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4436	v0000429	Sapa Profiles, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	101,367.88	101,367.88
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4447	scs	SCS Flooring Systems	Pymt by Wire for Construction Services 10/2009	0.00	684,178.24	684,178.24
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4449	v0000691	Seeley Brothers	Pymt by Wire for Construction Services 10/2009	0.00	90,225.90	90,225.90
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4456	v0000656	Valley Waterproofing, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	1,915.02	1,915.02
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4465	v0000248	XL Fire Protection Co.	Pymt by Wire for Construction Services 10/2009	0.00	22,002.00	22,002.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4479	v0000663	Hospitality Procurement Management	Pymt by Wire for Construction Services 10/2009	0.00	70,956.76	70,956.76
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4495	v0000706	Universal Appliance	Pymt by Wire for Construction Services 10/2009	0.00	39,027.38	39,027.38
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4505	tmi	Traffic Management, Inc.	Pymt by Wire for Construction Services 10/2009	0.00	69,600.46	69,600.46
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4527	v0000705	Cat N Mouse Productions	Pymt by Wire for Construction Services 10/2009	0.00	4,000.00	4,000.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	4555	v0000633	Harris and Ruth Painting	Pymt by Wire for Construction Services 10/2009	0.00	187,488.91	187,488.91
10/31/2009	21621	845 S. Flower Street, LLC	0080306863	903	cmgalind	Carlos M. Galindo	Partial Pymt for Sep-09 Design Services	0.00	2,000.00	2,000.00
10/31/2009	21621	845 S. Flower Street, LLC	0080306863	904	cityla1	Office of Finance	Landscape Permit Fee	0.00	194.00	194.00
10/31/2009	21621	845 S. Flower Street, LLC	0080306863	905	cmgalind	Carlos M. Galindo	Partial Pymt for Sep-09 Design Services	0.00	1,200.00	1,200.00
10/31/2009	21621	845 S. Flower Street, LLC	0080306863	907	cmgalind	Carlos M. Galindo	Remaining Balance due for Sep09 Partial Pymt October 2009	0.00	3,000.00	3,000.00
10/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 22128		Los Angeles County Tax Collector	2009/2010 Property Tax Payment	0.00	392,247.25	392,247.25
10/31/2009	21621	845 S. Flower Street, LLC	112915036	JE 22130		Los Angeles County Tax Collector	2009/2010 Property Tax Payment	0.00	530,460.21	530,460.21
10/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 22131		City National Bank	Bank Fees	4.00	0.00	4.00
10/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 22132		City National Bank	Bank Fees	35.00	0.00	35.00
10/31/2009	21621	845 S. Flower Street, LLC	112950087	JE 22133		0080993116	10/2009 Bank Activity	3,218,579.71	0.00	3,218,579.71
10/31/2009	21621	845 S. Flower Street, LLC	113015039	JE 22134		City National Bank	Bank Fees	975.00	0.00	975.00
10/31/2009	21621	845 S. Flower Street, LLC	112950079	JE 22136		0080993116	10/2009 Bank Activity	116.00	0.00	116.00
10/31/2009	21621	845 S. Flower Street, LLC	113015039	JE 22136		0080993116	10/2009 Bank Activity	16.00	0.00	16.00
10/31/2009	21622	Meruelo Chinatown, LLC	0080302201	251	dwp5266	L.A. Dept. of Water and Power	Svc 7/29/09-8/27/09	0.00	362.50	362.50
10/31/2009	21622	Meruelo Chinatown, LLC	0080302201	252	cityla2	City of Los Angeles	Pull Station Modification LADBS	0.00	185.50	185.50
10/31/2009	21622	Meruelo Chinatown, LLC	0080302201	253	cityla2	City of Los Angeles	Electric Door Modification-LADBS	0.00	185.50	185.50

							Total	3,219,725.71	4,175,779.10	7,395,504.81

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	10/31/2009	Statement Bal:	5,396,317.21
				ADJUSTED BANK BALANCE		5,396,317.21

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	10/31/2009	Statement Bal:	-116.00
				ADJUSTED BANK BALANCE		-116.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	10/31/2009	Statement Bal:	195.00
				ADJUSTED BANK BALANCE		195.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	10/31/2009	Statement Bal:	4,292,155.86
				ADJUSTED BANK BALANCE		4,292,155.86

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	10/31/2009	Statement Bal:	22.08
				ADJUSTED BANK BALANCE		22.08

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	10/31/2009	Statement Bal:	27.37
				908	10/29/2009	25.70
				TOTAL OUTSTANDING CHECKS		25.70

				ADJUSTED BANK BALANCE		1.67

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	10/31/2009	Statement Bal:	5,082,763.74
				ADJUSTED BANK BALANCE		5,082,763.74

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	10/31/2009	Statement Bal:	46,367.70
				254	10/19/2009	362.50
				255	10/22/2009	325.00
				256	10/28/2009	93.41
				TOTAL OUTSTANDING CHECKS		780.91

				ADJUSTED BANK BALANCE		45,586.79

					Statement Bal Total:	14,817,732.96

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Maddux - 845 S. Flower Street , LLC	21621	Canyon Capital Realty Advisors	Monthly	868,000.00	2	1,708,000.00

Lessor:

Executory Contracts / Employment Agreements*:

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				868,000.00	TOTAL DUE:	1,708,000.00

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: OCTOBER 1 - 31, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 10/09
(Provide a copy of monthly account statements for each of the below)

CASE NO.	ENTITY		ACCOUNT NO.	AMOUNT
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	5,396,317.21
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(116.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	195.00
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	4,292,155.86
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	22.08
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	27.37
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,082,763.74
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	46,367.70

			TOTAL:	14,817,732.96

Note: We do not have petty cash accounts.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	729.28	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	729.28	0.00	0.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
09/30/2009	21622	Meruelo Chinatown, LLC		325	10/22/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

845 S. Flower Street and Chinatown
Income Statement of Debtors-in-Possession
For the Month of October

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	-	23,250
Management Fees	-	-
Other Income	-	-
TOTAL REVENUE	-	23,250

OPERATING EXPENSES
Direct Corporate Property Management	-	-
Payroll - Insiders	-	-
Property Administration	555	325
Cleaning	-	-
General Building	-	-
Insurance	-	117
Repairs and Maintenance	-	93
Real Property Taxes	-	7,012
Security	-	-
Utilities	-	363
Depreciation and Amortization	-	-
Stock Compensation	-	-
General and Administrative	-	-
Misc Operating Expense
TOTAL OPERATING EXPENSES	555	7,910

Net Income/(Loss) from Operations	(555)	15,340

NON-OPERATING INCOME
Interest Income	9,899	-
Gain on Sale of Asset	-	-
Other
TOTAL NON-OPERATING INCOME	9,899	-

NON-OPERATING EXPENSES
Interest Expense	-	-
Legal and Professional	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-
Minority Interests	-	-
TOTAL NON-OPERATING EXPENSES	-	-

NET INCOME/(LOSS)	9,344	15,340

845 S. Flower Street and Chinatown
Balance Sheet of Debtors-in-Possession
As of October 31, 2009

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
ASSETS
Current Assets
Unrestricted Cash	2	45,587
Restricted Cash	14,771,338	-
Accounts Receivable	-	-
Notes Receivable	-	-
Prepaid Expenses	615,138	-
Total Current Assets	15,386,478	45,587

Investment in Real Estate	114,860,910	7,738,549
Accumulated Depreciation	-	-
Net Investment in Real Estate	114,860,910	7,738,549

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,974,131)	(6,437,841)
Due from Insiders
Other Assets	-	-
Total Other Assets	(73,974,131)	(6,437,841)
TOTAL ASSETS	56,273,257	1,346,295

LIABILITIES
Post-Petition Liabilities
Accounts Payable	4,630,000	16,042
Taxes Payable	-	26,320
Notes Payable
Professional Fees	0	0
Secured Debt
Other	-	-
Total Post-Petition Liabilities	4,630,000	42,362
Pre-Petition Liabilities
Secured Liabilities	84,000,000	-
Priority Liabilities
Unsecured Liabilities	229,957	-
Other *	346,149
Total Pre-Petition Liabilities	84,576,106	-
TOTAL LIABILITIES	89,206,106	42,362
MINORITY INTEREST	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(32,953,026)	1,270,991
Post-Petition Profit/(Loss)	20,177	32,943
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(32,932,849)	1,303,934
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	56,273,257	1,346,295

* Pre-petition payables to creditors that appears to have mechanic lien rights.

845 S. Flower Street and Chinatown
October's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the reporting period, Meruelo Maddux - 845 S. Flower Street, LLC ("845 S. Flower") obtained a temporary certificate of occupancy for its 35 story luxury condominium tower (the "Project") and has made substantial progress toward having the Project entitled as a condominium. 845 S. Flower has, with court approval, retained an appraiser to appraise the property and 845 S. Flower is developing and refining its business plan for the project so that it can prepare and file its plan of reorganization which it presently hopes to file by November 22, 2009, with the joint or consolidated plan to be filed by that date by the related debtors (the "MMPI Debtors") jointly administered under In re Meruelo Maddux Properties, Inc., Case No. 1:09-bk-13356-KT.

Meruelo Chinatown LLC ("Chinatown")'s primary asset is undeveloped land and the only lien on the property is that of Canpartners Realty Holding Company IV LLC ("Canpartners"), the secured creditor of 845 S. Flower. Chinatown expects that the business plan and plan of reorganization of 845 S. Flower to provide for payment of the Canpartners loan.  Chinatown also expects to file a joint or consolidated plan with the MMPI Debtors by November 22, 2009 (or November 30, 2009 if the court grants the pending motion to extend the exclusivity period).

4.	Describe potential future developments which may have a significant impact on the case:

845 S. Flower St. expects to shortly file a motion seeking authorization to retain a broker and sell condominium units in the building to third party purchasers. The court's determination of this motion will have an impact on 845 S. Flower Street's decision making process for creating value for creditors and the estate in this asset.  In addition, Canpartners has filed a motion for relief from stay with respect to the Project.  845 S. Flower Street will contest the motion and disputes that Canpartners is entitled to relief from the automatic stay on any grounds.  The outcome of this motion may have an impact on the case.

Canpartners also has filed an adversary proceeding against 845 S. Flower and Chinatown seeking declaratory relief that Canpartners is not required to release its lien on Chinatown's real property as required under Canpartners Loan Agreement with 845 S. Flower. 845 S. Flower and Chinatown will contest the relief requested in the declaratory relief action and continue to assert that Canpartners is required to release its lien on the Chinatown property once 845 S. Flower obtains an Acceptable Temporary Certificate of Occupancy (as defined in the Loan Agreement).  The outcome of this litigation may have an impact on the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: November 20, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtors-in-Possession